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                                                                    EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 27, 1999, in Amendment No. 1 to the Registration Statement (Form SB-2 No. 333-41710) and related Prospectus of Applied Voice Recognition, Inc. for the registration of 21,210,176 shares of its common stock.


                                              /s/ ERNST & YOUNG LLP
                                              -----------------------
                                                  ERNST & YOUNG LLP

Houston, Texas

August 9, 2000